UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	July 21, 2008
(Date of earliest event reported)	July 21, 2008

TRINITY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On July 21, 2008, Trinity Capital Corporation issued a revised newsletter to shareholders, communicating certain aspects of financial results and operations. This was a revision to a newsletter originally issued on July 18, 2008. A copy of the newsletter is furnished as Exhibit 20.1 to this report. In addition, the original .pdf version of this Newsletter is furnished as Exhibit 20.2 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell company transactions.

None.

(d)	Exhibits.

20.1 Newsletter dated July 2008

20.2 PDF Version of Newsletter dated July 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: July 21, 2008	/s/ Daniel R. Bartholomew
Daniel R. Bartholomew

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